UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): February 15, 2007

INTEGRATED ELECTRICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (713) 860-1500 (Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

                On February 15, 2007, Integrated Electrical Services, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”), filed their Quarterly Operating Report covering the quarter ended December 31, 2006 (the “Quarterly Operating Report”), with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”). A copy of the Quarterly Operating Report is attached to, and incorporated by reference in, this Current Report on Form 8-K as Exhibit 99.1.

                The Quarterly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the quarterly reporting requirements of the Bankruptcy Court. The financial information in the Quarterly Operating Report is unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States (“GAAP”), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals, and disclosure items. The Debtors caution readers not to place undue reliance upon the Quarterly Operating Report. There can be no assurance that such information is complete. The Quarterly Operating Report may be subject to revision. The Quarterly Operating Report is in a format required by the Bankruptcy Code and should not be used for investment purposes. The information in the Quarterly Operating Report should not be viewed as indicative of future results.

                In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                This Current Report on Form 8-K includes certain statements that may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the company believes to be reasonable as of the date hereof. These statements involve risks and uncertainties that could cause the company’s actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to the company’s ability to meet debt service obligations and related financial and other covenants particularly as relates to the shutdown company projects, and the possible resulting material default under the company’s credit agreements which is not waived or amended; limitations on the availability and the increased costs of surety bonds required for certain projects; risk associated with failure to provide surety bonds on jobs where the company has commenced work or are otherwise contractually obligated to provide surety bonds; the inherent uncertainties relating to estimating future operating results and the company’s ability to generate sales, operating income, or cash flow; potential difficulty in addressing material weaknesses in the inventory and control environment at one business unit that has been identified by the company and its independent auditors; fluctuations in operating results because of downturns in levels of construction; inaccurate estimates used in entering into and executing contracts; inaccuracies in estimating revenue and percentage of completion on contracts; difficulty in managing the operation of existing entities; the high level of competition in the construction industry both from third parties and ex-employees; increases in costs or limitations on availability of labor, especially qualified electricians, increase in costs of commodities used in the our industry of steel, copper and gasoline; accidents resulting from the numerous physical hazards associated with the company’s work; loss of key personnel particularly presidents of business units; business disruption and costs associated with the Securities and Exchange Commission investigation or class action now pending; litigation risks and uncertainties, including in connection with the ongoing SEC investigation; unexpected liabilities or losses associated with warranties or other liabilities attributable to the retention of the legal structure or retained liabilities of business units where the company has sold substantially all of the assets; difficulties in integrating new types of work into existing subsidiaries; inability of the company to incorporate new accounting, control and operating procedures; the loss of productivity, either at the corporate office or operating level resulting from change procedures or management personnel; disruptions or inability to effectively manage consolidations; the residual effect with customers and vendors from the bankruptcy process leading to less work or less favorable delivery or credit terms; the delayed effect of fewer or different new projects awarded to the company during the bankruptcy and its effect on future financial results; the lowered efficiency and higher costs associated with projects at subsidiaries that the company has determined to wind down or close; the loss of employees during the bankruptcy process and the winding down of subsidiaries; and distraction of management time in winding down and closing subsidiaries. You should understand that the foregoing important factors, in addition to those discussed in our other filings with the Securities and Exchange Commission, including those under the heading “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006 could affect the Company’s future results and could cause results to differ materially from those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this report.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1 *	Quarterly Operating Report for the quarter ended December 31, 2006

________________________

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By: /s/ Curt L. Warnock

Curt L. Warnock
Senior Vice President and General Counsel

Date: February 16, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1 *	Quarterly Operating Report for the quarter ended December 31, 2006

________________________

* Furnished herewith.